UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): May 9, 2023 (May 5, 2023)

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(1)The Company’s annual meeting of stockholders was held on May 5, 2023 at The View at Fountains, 1500 Medical Center Parkway, Suite 1D, Murfreesboro, Tennessee 37129. As of the record date, there were a total of 43,388,742 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 36,114,655 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present.

(2)Set forth below are the matters acted upon by the Company’s stockholders at the annual meeting and the final voting results on each such matter.

(1)The nominees named below were elected to serve as members of the Board of Directors of the Company for a three-year term until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
W. Andrew Adams	27,496,470	2,484,778	845,316	5,288,091
Tracy M.J. Colden	29,674,515	300,585	851,464	5,288,091
Robert A. McCabe, Jr.	24,197,664	5,781,746	847,154	5,288,091

(2)The Amended and Restated 2019 Stock Incentive Plan was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,807,045	8,131,693	887,826	5,288,091

(3)The compensation paid to NHI’s named executive officers was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,386,823	2,520,446	919,295	5,288,091

(4)A one year frequency of the advisory vote on the compensation of executive officers was approved by the shareholders, with the following results:

One Year	Two Years	Three Years	Abstentions
27,068,457	1,252,507	1,627,053	878,547

The results of the stockholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company's Board of Directors that such vote be held every year.  Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of stockholder votes on the compensation of executives.

(5)The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
35,828,506	230,812	55,337

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ John L. Spaid
Name: John L. Spaid
Title: Chief Financial Officer

Date: May 9, 2023